Tesoro Petroleum Corporation

Golden Eagle
A Transforming Transaction

February 2002

Bruce A. Smith
Chairman, President & C.E.O.

TESORO

TRANSACTION SUMMARY

- Golden Eagle refinery
- 70 retail stations
- Price: $945 million
  - Plus inventories estimated at $130 million
  - Plus $150 million contingent payments out of cash flow in excess of 1997-2001 CARB/ANS 3-2-1 spread
- Mid-cycle EBITDA (back-cast basis)
  - Refinery $ 260 million
  - Retail $ 15 million
- Funded with debt and equity
- Expected to close in April

TESORO

TRANSACTION SUMMARY

Assets Included

Refinery

- Capacity: 168,000 bpd
- Complexity 12.4
- Currently in Turnaround
- Crude & product wharf
- Connected to Equilon, Unocal & KLM California crude pipelines
- Connected to Kinder Morgan product pipelines serving Northern California and Reno

PRIMARY UNIT*	CAPACITY (bpsd)
Crude Unit	168,000
Fluid Cat Cracker	70,000
Hydro Cracker	35,000
Reformer	45,000
Fluid Coker	48,000
Alkylation	16,400

PRODUCT	YIELD*
Gasoline	60%
Diesel	22%
Residual & Other	18%

CRUDE SLATE*	(bpd)
California	73,000
ANS	65,000
Foreign Crudes	14,000
TOTAL	152,000

*CARB configuration

TRANSACTION SUMMARY

Assets Included

Retail

- 70 Company operated sites with convenience stores, 57 of which are owned, 13 leased
- 190,000 average gallons per store per month (10,400 bpd)
- $46,500 average convenience store sales per month
- $21,000 average OPEX per store per month



INVESTMENT OVERVIEW

- Clear strategic fit



TESORO

TESORO CORE MARKET


Refinery
Terminal
Retail Stations
Acquired Retail
Product Pipelines
Crude Pipelines

art is representative

TESORO CORE MARKET


Refinery
Terminal
Retail Stations
Acquired Retail
Product Pipelines
Crude Pipelines
art is representative

CORE MARKET REFINERY CAPACITY[a]

Thousand of Barrels Per Day


584
558
505
483
467
290
235
210
207
146
Chevron Texaco
Tesoro
Phillips Conoco
BP Amoco
Shell (b)
Koch
Valero (c)
Williams
Exxon Mobil
Frontier

(a) Includes PADD V, PADD IV, ND, SD, NE, KS, NM, MN
(b) Includes Equilon assets
(c) Excludes Golden Eagle

SOURCE: Base data derived from Oil and Gas Journal, December 21, 2001

TESORO

INVESTMENT OVERVIEW

- Clear strategic fit
- Good market fundamentals

TESORO

INVESTMENT OVERVIEW

- Clear strategic fit
- Good market fundamentals
- Synergies and operating improvements

SYNERGIES & OPERATING IMPROVEMENTS

- Near-term synergies of $30 - $50 million
  - Inter-refinery transfers of intermediate feedstocks and blendstocks
  - Improves infrastructure to supply CARB products produced in other Tesoro refineries
  - Improved crude purchase economics
- Other significant long-term self-help opportunities

INTER-REFINERY TRANSFERS TO CALIFORNIA


ALASKA
ANACORTES
GOLDEN EAGLE
HAWAII

ALASKA
- CARB blendstock
- Intermediates & feedstocks

ANACORTES
- CARBOB
- CARB blendstock

HAWAII
- CARB blendstock
- CARB diesel

HISTORY OF IMPROVED PERFORMANCE

EBITDA

$ millions

	3-YEAR AVERAGE 1995 - 1997	3-YEAR AVERAGE ACTUAL EBITDA 1999-2001
HAWAII	$ 45	
WASHINGTON	$ 52	
ALASKA	$ 22	
TOTAL	$ 119	$ 231

TESORO

INVESTMENT OVERVIEW

- Clear strategic fit
- Good market fundamentals
- Synergies and operating improvements
- Provides additional Tesoro supply for independent marketers and expansion of Tesoro brand

INVESTMENT OVERVIEW

- Clear strategic fit
- Good market fundamentals
- Synergies and operating improvements
- Provides additional Tesoro supply for independent marketers and expansion of Tesoro brand
- Transforming transaction
  - Increases size, scope and earnings diversification
  - Immediately accretive to earnings

California Acquisition

HISTORICAL CRACK* SPREADS



Dollars Per Barrel
$14.50
$14.24
ACTUAL
3:2:1 CRACK
($/bbl)
$11.62
3:2:1 CRACK EARNOUT THRESHOLD
$50 MILLION EBITDA
$10.72
3:2:1 MID-CYCLE CRACK
$8.00
'96
'97
'98
'99
'00
'01

* Crack assumes San Francisco bulk-mid CARB unleaded, CARB #2, and ANSWC

BASE-CASE VALUATION

	LOW	MID-CYCLE AVERAGE 1996-2000 ECONOMICS
REFINERY MARGIN ($/bbl)	$ 8.34	$ 10.38
SF CARB 3:2:1 ($/bbl)	$ 8.48	$ 10.72
TOTAL THROUGHPUT (mbpd)	155.9	156.0
EBITDA ($ millions)		
REFINING	$ 173	$ 260
MARKETING	15	15
TOTAL	$ 188	$ 275*
MULTIPLE OF EBITDA	5.7x	3.9x

*At $11.62 EBITDA is $325 million

TESORO

IMPACT OF GOLDEN EAGLE OPERATION

- Total 2002 feedstocks forecast to be 153,400
- Total 2003 feedstocks forecast to be 159,125

$ Millions

	FORECAST 2002[(a)]		FORECAST 2003	
PROFIT STATISTICS				
TOTAL MARGINS (at mid-cycle economics)	$	445	$	650
OPERATING EXPENSE		(255)		(350)
CORPORATE OVERHEAD		(10)		(5)
TOTAL EBITDA	$	180	$	295
SYNERGY	$	15	$	25
T/A & CATALYST SPENDING		(30)		(3)
CAPEX	$	(116)	$	(130)

(a) Reflects April 1, 2002 assumed acquisition date

TESORO

SIGNIFICANT ABILITY TO DE-LEVER

- **Strong record of de-leveraging**

Debt to Capital


55%
43%
23%
28%
56%
49%
40%
32%
60%
66%
12/31/94
12/31/95
12/31/96
12/31/97
6/30/98
12/31/98
12/31/99
12/31/00
12/31/01
CLOSE OF TRANSACTION

HIGHLY ACCRETIVE TRANSACTION

	FIRST CALL CONSENSUS	MID-CYCLE
EPS		
2002e	$ 1.69	$ 2.35 - 2.50
ACCRETION		39% - 48%
2003e	$ 1.93	$ 3.00 - 3.25
ACCRETION		55% - 68%

Assumes: $375 Million Term Loans

$ 70 Million Revolving Credit Loans

$450 Million Senior Subordinated Debt

$250 Million Equity

Synergies of $15 million in 2002 and $25 million in 2003

SUMMARY

- Focus on accretive acquisitions
- Acquire/develop assets that will have a competitive advantage in connected markets
  - Lower operating costs
  - Lower logistics costs
  - Greater market penetration with competitive prices
- Achieve ROCE of 12%

FORWARD-LOOKING STATEMENTS

Except for historical and present factual statements, the statements in this presentation are forward-looking statements within the meaning of the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, and include statements which are or may contain: (a) projections of revenues, earnings, earnings per share, capital expenditures, cash flows or other financial items; (b) statements of plans, goals and objectives for future operations, potential acquisitions and/or dispositions; (c) statements of future economic performance; (d) statements concerning estimates of future industry conditions; or (e) statements of assumptions or estimates underlying or supporting the foregoing. These forward-looking statements are subject to a wide range of business risks, uncertainties and changes in circumstances that may cause actual results to differ materially, including, but not limited to, changes in general economic conditions, the timing and extent of changes in commodity prices and underlying demand for products, changes in the availability of and costs of crude oil, other refinery feedstocks and refined products, the direct or indirect effect on our business resulting from recent terrorist incidents, political developments in foreign countries, changes in the Company's inventory levels, changes in or in the interpretation of governmental laws and regulations and any legal or regulatory delays, adverse rulings, judgments, or settlements in litigation or other legal or tax matters, including unexpected environmental remediation costs in excess of any reserves, changes in the cost or availability of third-party vessels, pipelines or other means of transporting feedstocks or products, disruptions due to equipment interruption or failure at Company or third-party facilities, changes in fuel and utility costs for the Company's facilities, execution of planned capital projects, the Company's ability to make acquisitions and successfully integrate them into existing operations, the Company's ability to successfully complete dispositions, adverse changes in the credit ratings assigned to the Company's trade credit and debt instruments, the condition of capital markets, actions of customers or competitors, weather conditions, earthquakes or other natural disasters, and other factors beyond the Company's control. Actual results and outcomes often differ from expectations. For more information with respect to the foregoing, see the Company's Annual Report on Form 10-K and other of the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any information contained herein or to publicly release the results of any revisions to any such forward-looking statements that may be made to reflect events or circumstances that occur, or which the Company becomes aware of, after the date hereof.

RETURN ON CAPITAL EMPLOYED


$ millions
CAPITAL
ROCE
$251
(.4%)
$283
2.7%
$590
6.1%
$880
6.4%
$976
9.5%
$1,316
9.1%
1996
1997
1998
1999
2000
2001

*Normalized, from continuing operations